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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported)     AUGUST 28, 2003



                             COLLEGIATE PACIFIC INC.
               (Exact Name of Registrant as Specified in Charter)



         DELAWARE                                      0-17293                                  22-2795073
(State or other jurisdiction of                (Commission File Number)           (I.R.S. Employer Identification No.)
 incorporation or organization)


13950 SENLAC DRIVE, SUITE 100, DALLAS, TEXAS                                                     75234
(Address of principal executive offices)                                                       (Zip Code)



                                 (972) 243-8100
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

EXHIBIT
NUMBER      EXHIBIT

99          Press Release of Collegiate Pacific Inc. dated August 28, 2003.


ITEM 9.  REGULATION FD DISCLOSURE.

         The following information is being furnished pursuant to "Item 9. Regulation FD Disclosure."

         On August 28, 2003, Collegiate Pacific issued a press release regarding its revenues for the first month of fiscal 2004. The press release, which appears as Exhibit 99 hereto, is furnished pursuant to Regulation FD.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Collegiate Pacific Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: August 28, 2003                      COLLEGIATE PACIFIC INC.



                                           By:   /s/ William R. Estill
                                              ---------------------------------
                                              William R. Estill,
                                              Chief Financial Officer




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                                  EXHIBIT INDEX



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
Exhibit
Number          Exhibit
------          -------
99              Press Release of Collegiate Pacific Inc. dated August 28, 2003
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